UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017 (October 31, 2017)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor New York, NY 10022
(Address of principal executive offices)

(212) 521-4052
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by 1847 Holdings LLC (the “Company”) on March 9, 2017, on March 3, 2017, the Company’s subsidiary 1847 Neese Inc. and its wholly-owned subsidiary Neese, Inc. (collectively, the “Lessee”) entered into a Master Lease Agreement (the “Master Lease”) with Utica Leaseco, LLC (the “Lessor”). Under the Master Lease, the Lessor loaned an aggregate of $3,240,000 for certain of Neese’s equipment listed therein, which it leases to the Lessee. The initial term of the Master Lease for was 51 months. Under the Master Lease, the Lessee agreed to montly payments of $53,000 for the first three months, with such amount increasing to $85,321.63 for the remaining 48 months.

As previously reported by the Company on June 15, 2017, on June 14, 2017, the Lessee and Lessor entered into a First Amendment to Lease Documents (the “First Amendment”), pursuant to which the parties agreed to, among other things, extend the term of the Master Lease from 51 months to 57 months and amend the payments due thereunder. Under the Master Lease, the Lessee agreed to monthly payments of $53,000 for the first ten months, with such amount increasing to $85,321.63 for the remaining 47 months, for a new aggregate loan amount of $4,540,116.61. In connection with the extension of the term of the Master Lease, the parties also amended the schedule of stipulated loss values and early termination payment schedule attached thereto. In connection with the First Amendment, the Lessee agreed to pay the Lessor an amendment fee of $2,500.

In accordance with section 5 of the Master Lease, on October 31, 2017, the Lessee and the Lessor entered into a second Equipment Schedule to the Master Lease (“Schedule No. 2”), pursuant to which, the Lessor loaned an aggregate of $980,000 for certain of Neese’s equipment listed therein (the “Additional Equipment”). The term of Schedule No. 2 is 51 months. Under Schedule No. 2, the Lessee agreed to monthly payments of $25,807.

Schedule No. 2, together with the Master Lease, as amended by the First Amendment, and all other schedules and riders thereto, constitute one document and, therefore, the Lessor is granted a security interest by the Lessee on all of its right, title and interest in and to the Additional Equipment, pursuant to the terms of the Master Lease, and Schedule No. 2 is otherwise subject to the terms of the Master Lease, including the events of default described therein.

The foregoing summary of the terms and conditions of Schedule No. 2  does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. Schedule No. 2 is filed as Exhibit 10.3 herewith, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1

Master Lease Agreement, dated March 3, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc. (incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission March 9, 2017)

10.2

First Amendment to Lease Documents, dated June 14, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc. (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission June 15, 2017)

10.3	Equipment Schedule No. 2, dated October 31, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: November 6, 2017	By:	/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Master Lease Agreement, dated March 3, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc. (incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission March 9, 2017)

10.2

First Amendment to Lease Documents, dated June 14, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc. (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission June 15, 2017)

10.3	Equipment Schedule No. 2, dated October 31, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc.

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